UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Assembly Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! ASSEMBLY BIOSCIENCES, INC. 331 OYSTER POINT BLVD., FOURTH FLOOR SOUTH SAN FRANCISCO, CA 94080 ASSEMBLY BIOSCIENCES, INC. You invested in ASSEMBLY BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021. Vote Virtually at the Meeting* May 20, 2021 8:00 A.M. PDT Virtually at: www.virtualshareholdermeeting.com/ASMB2021 Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D41235-P52350 Get informed before you vote View the Notice of Assembly Biosciences, Inc.’s 2021 Annual Meeting of Stockholders and Proxy Statement and Annual Report for the fiscal year ended December 31, 2020 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance. 2021 Annual Meeting Vote by May 19, 2021 11:59 PM ET. For shares held in a Plan, vote by May 17, 2021 11:59 PM ET.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D41236-P52350 1. Election of Directors Nominees: 1c. Richard D. DiMarchi, Ph.D. 1a. Anthony E. Altig 1d. Myron Z. Holubiak 1b. Gina Consylman 1e. Lisa R. Johnson-Pratt, M.D. 1f. Susan Mahony, Ph.D. 1g. John G. McHutchison, A.O., M.D. 1h. William R. Ringo, Jr. 2. Approval, on a non-binding advisory basis, of our named executive officers’ compensation. 3. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 4. Approval of an amendment to our 2018 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares. 5. Approval of an amendment and restatement of our 2018 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 900,000 shares and increase the maximum number of shares purchasable under the plan to 2,500 per offering period. For For For For For For For For For For For For NOTE: Your proxy holder will also vote in their discretion upon such other matters that may properly come before the meeting and any adjournment or postponement thereof.